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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                              Avid Technology, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                 0-21174                 04-2977748
------------------------------    ------------------   -------------------------
    (State or Other Juris-           (Commission             (IRS Employer
   diction of Incorporation          File Number)         Identification No.)


             Avid Technology Park
                One Park West
                Tewksbury, MA                                   01876
------------------------------------------------      --------------------------
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (978) 640-6789



                  --------------------------------------------

          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On August 12, 2004, Avid Technology, Inc., a Delaware corporation ("Avid"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Avid, Maui Paradise Corporation, a California corporation and a wholly-owned subsidiary of Avid (the "Merger Sub"), Maui LLC, a Delaware limited liability company and a wholly-owned subsidiary of Avid (the "Merger LLC"), and Midiman, Inc., a California corporation doing business as M-Audio ("M-Audio").

      The acquisition contemplated by the Merger Agreement was closed on August 20, 2004. As of the closing of the acquisition:

      -     M-Audio became a wholly-owned subsidiary of Avid;

      - Each share of M-Audio capital stock issued and outstanding immediately prior to the transaction was cancelled and converted into the right to receive cash and shares of Avid common stock in the amounts set forth in the Merger Agreement;

      - Each outstanding option to purchase shares of M-Audio capital stock was assumed by Avid and converted into an option to purchase shares of Avid common stock, plus a pro rata portion of the contingent earnout consideration, if any, described below; and

      - Each outstanding warrant to purchase shares of M-Audio capital stock was cancelled.

      Pursuant to the Merger Agreement, at the closing Avid paid approximately $80,000,000 in cash, issued approximately 2,000,000 shares of Avid common stock and assumed M-Audio's outstanding options, which became options to purchase approximately 345,000 shares of Avid common stock at a weighted average exercise price of approximately $9.20 per share. Approximately 290,00 shares of the 2,000,000 shares issued at closing were placed in escrow until September 30, 2005 (subject to extension for pending claims) to secure the indemnification obligations of M-Audio's shareholders. Avid used its existing cash resources to fund the cash portion of the consideration paid at closing.

      As additional consideration, Avid is required to issue to M-Audio's former equity holders additional shares of Avid common stock valued at up to $20,000,000 and $25,000,000, respectively, contingent upon the M-Audio business achieving specified gross profit targets for the twelve months ending January 31, 2005 and for the fifteen months ending December 31, 2005. The value of shares of Avid common stock, if any, issued pursuant to these earnout provisions will be determined based on the average closing price of Avid's common stock during the 10 trading days ending two days prior to the date of issuance of such shares.

      All Avid shares issued in the acquisition will be registered for resale following the closing.

      Timothy Ryan, M-Audio's founder, Chief Executive Officer and largest shareholder, received approximately 1,500,000 shares (including shares placed in escrow) of Avid common

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stock at closing, representing approximately 4.4% of Avid's outstanding shares, and has agreed not to sell these shares any faster than one-half within the first 90 days after the closing, one-sixth beginning 91 days after the closing and the remainder beginning one year after the closing. Mr. Ryan will also be eligible to receive up to approximately 650,000 shares of Avid common stock (based on the current market price) under the earnout provisions. At the closing, Mr. Ryan became general manager of M-Audio, reporting to the general manager of Avid's Digidesign division.

      M-Audio is a leading provider of digital audio and MIDI solutions for electronic musicians and audio professionals. Avid currently intends to continue to use the tangible assets of M-Audio in the same manner in which they were used by M-Audio immediately prior to the acquisition.

      The terms of the Merger Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Merger Agreement, none of Avid, any of its affiliates, any director or officer of Avid or any associate of any such director or officer, had any material relationship with M-Audio or Mr. Ryan.

      For United States federal income tax purposes, it is intended that the acquisition shall qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

      The terms of the transaction are more fully described in the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by this reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) Financial Statements of Business Acquired

The financial statements required to be filed pursuant to Item 7(a) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated August 12, 2004, by and among Avid Technology, Inc., Maui Paradise Corporation, Maui LLC and Midiman, Inc.
      (1)

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99.1  Press Release dated August 13, 2004 (incorporated by reference from Avid's
      Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2004).

99.2  Press Release dated August 20, 2004.

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(1) The exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Avid will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 20, 2004                         AVID TECHNOLOGY, INC.


                                              By: /s/ PAUL MILBURY
                                                  -------------------
                                              Name:  Paul Milbury
                                              Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
2.1          Agreement and Plan of Merger, dated August 12, 2004, by and among
             Avid Technology, Inc., Maui Paradise Corporation, Maui LLC and
             Midiman, Inc.
99.1         Press Release dated August 13, 2004 (incorporated by reference from
             Avid's Current Report on Form 8-K filed with the Securities and
             Exchange Commission on August 13, 2004).
99.2         Press Release dated August 20, 2004.